Scudder Tax Free Money Fund
                       Scudder Limited Term Tax Free Fund
                        Scudder Medium Term Tax Free Fund
                         Scudder Managed Municipal Bonds
                        Scudder High Yield Tax Free Fund

      Supplement to Statement of Additional Information dated March 1, 1998

The following paragraph replaces the last paragraph on page 49 in the section entitled "Investment Adviser":

         The investment management agreements between each of STFMF, STFT (on behalf of SLTTFF and SMTTFF) and SMT (on behalf of SMMB and SHYTFF) and Scudder were last approved by the Trustees on August 6, 1997. Because the transaction between Scudder and Zurich resulted in the assignment of the Funds' investment management agreements with Scudder, those agreements were deemed to be automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between the Funds and the Adviser were approved by the Funds' Trustees. At the special meeting of the Funds' shareholders held on October 24, 1997, the shareholders also approved proposed new investment management agreements. The new investment management agreements (the "Agreements") became effective as of December 31, 1997, and will be in effect for an initial term ending on September 30, 1998. The Agreements will continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Adviser or a Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Funds' Trustees or of a majority of the outstanding voting securities of each Fund. The Agreements contain, in all material respects, the same terms as the previous investment management agreements which they supersede. The Agreements incorporate conforming changes which promote consistency among all of the funds advised by the Adviser and which permit ease of administration. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminate in the event of their assignment.





April 17, 1998